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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  July 30, 1999


                         SOUTHERN MINERAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


                NEVADA                     0-8043           36-2068676
      (State or Other Jurisdiction      (Commission      (I.R.S. Employer
           of Incorporation)            File Number)     Identification No.)

   1201 LOUISIANA STREET, SUITE 3350                        77002-5609
             Houston, Texas                                 (Zip Code)
 (Address of Principal Executive Offices)


   Registrant's telephone number, including area code: (713) 658-9444


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

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On July 30, 1999, the Registrant sold its Brushy Creek and Texan Gardens Fields to ANR Production Company for $15.9 million in cash.

    The foregoing summary is qualified in its entirety by (i) the terms and conditions of the sale of the Registrant's Brushy Creek Field and Texan Gardens Field interest to ANR Production Company as more fully described in the Purchase and Sale Agreement, dated July 9, 1999, by and between the Registrant and ANR Production Company, copy of which is included as Exhibit 10.34 to the Registrant's Form S-4 (Commission File No. 333-83345) and is incorporated herein by this reference and (ii) the Registrant's press release, dated August 2, 1999, a copy of which is included as Exhibit 99.1 to Form 8-K filed on July 27, 1999 and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Acquired Business.  Not applicable.

(b) Pro Forma Financial Information. The pro forma financial statements required pursuant to Article 11 of Regulation S-X in connection with the July 30, 1999 sale of the Company's interest in the Brushy Creek Field and Texan Gardens Field to ANR Production Co.


                    INDEX TO PRO FORMA FINANCIAL STATEMENTS


                                                                       Page
                                                                      Number
                                                                      ------

Unaudited Pro Forma Consolidated Statement of Operations
for the Three Months Ended March 31,
1999..............................................................        3

Unaudited Pro Forma Consolidated Statement of Operations
for the Year Ended December 31, 1998..............................        4

Unaudited Pro Forma Consolidated Balance Sheet as of
March 31, 1999....................................................        5

Notes to Unaudited Pro Forma Consolidated Financial
Statements........................................................        6


(c)  Exhibits. - None

                         SOUTHERN MINERAL CORPORATION
                      GIVING EFFECT TO THE PROPERTY SALES
                 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF
             OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1999
                     (in thousands, except per share data)

                                                                                       Sale of
                                                                    Consolidated       Property         Pro Forma
                                                                     Historical      Adjustments       Consolidated
                                                                    ------------     -----------       ------------
Revenues
   Oil and gas.................................................        $ 5,621         $ (467)(a)        $ 5,154
   Gains on sales of properties and other assets...............          5,073             --              5,073
                                                                       -------         ------            -------
                                                                        10,694           (467)            10,227
Expenses
   Production..................................................          2,081           (106)(a)          1,975
   Exploration.................................................             47             --                 47
   Depreciation, depletion and amortization....................          3,081           (149)(a)          2,932
   General and administrative..................................          1,040             --              1,040
   Impairment of proved oil and gas properties.................             --             --                 --
                                                                       -------         ------            -------
                                                                         6,249           (255)             5,994
                                                                       -------         ------            -------
Income from operations.............................................      4,445           (212)             4,233
Other income, expenses and deductions..............................
   Interest and other income.......................................         27             --                 27
   Interest and debt expense.......................................     (1,774)            299(a)         (1,475)
                                                                       -------         ------            -------
Income before income taxes.........................................      2,698             87              2,785
Provision for income tax benefit...................................       (230)            --               (230)
                                                                       -------         ------            -------
Net income.........................................................    $ 2,928         $   87            $ 3,015
                                                                       =======         ======            =======
Net income per share - basic.......................................    $  0.23                           $  0.24
                                                                       =======                           =======
Net income per share - diluted.....................................    $  0.16                           $  0.17
                                                                       =======                           =======
Weighted average number of shares
   outstanding - basic............................................      12,800                            12,800
                                                                       =======                           =======
Weighted average number of shares
   outstanding - diluted..........................................      17,812                            17,812
                                                                       =======                           =======


                       See accompanying notes to the unaudited pro forma consolidated financial statements.

                                                                 3

                         SOUTHERN MINERAL CORPORATION
                      GIVING EFFECT TO THE PROPERTY SALES
                 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF
                OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
                     (in thousands, except per share data)

                                                                                 Sale of
                                                               Consolidated      Property            Pro Forma
                                                                Historical      Adjustments        Consolidated
                                                               -----------      -----------        ------------
Revenues
   Oil and gas.................................................  $ 21,722         $(1,867)(a)         $ 19,855
   Gains on sales of properties and other assets...............      (250)             --                 (250)
                                                                 --------         -------             --------
                                                                   21,472          (1,867)              19,605
Expenses
   Production..................................................     8,518            (407)(a)            8,111
   Exploration.................................................     3,635              --                3,635
   Depreciation, depletion and amortization....................    10,505            (393)(a)           10,112
   General and administrative..................................     3,622              --                3,622
   Impairment of proved oil and gas properties.................     9,344              --                9,344
                                                                 --------         -------             --------
                                                                   35,624            (800)              34,824
                                                                 --------         -------             --------
Loss from operations...........................................   (14,152)         (1,067)             (15,219)
Other income, expenses and deductions..........................
   Interest and other income...................................       330              --                  330
   Interest and debt expense...................................    (5,362)          1,254(a)            (4,108)
                                                                 --------         -------             --------
Loss before income taxes.......................................   (19,184)            187              (18,997)
Provision for income tax benefit...............................    (2,775)             --               (2,775)
                                                                 --------         -------             --------
Net loss.......................................................  $(16,409)        $   187             $(16,222)
                                                                 ========         =======             ========
Net loss per share - basic and diluted.........................  $  (1.32)                            $  (1.31)
                                                                 ========                             ========
Weighted average number of shares outstanding-
   basic and diluted..........................................     12,422                               12,422
                                                                 ========                             ========


                       See accompanying notes to the unaudited pro forma consolidated financial statements.

                         SOUTHERN MINERAL CORPORATION
                      GIVING EFFECT TO THE PROPERTY SALES
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1999
                                (in thousands)

                                                            Consolidated Sale of Property     Pro Forma
                                                             Historical     Adjustments      Consolidated
                                                             ----------     -----------      ------------
                   ASSETS
CURRENT ASSETS
       Cash and cash equivalents............................  $    677        $   545(a)       $  1,222
       Receivables..........................................     4,810             --             4,810
       Other................................................       680             --               680
                                                              --------        -------          --------
              Total current assets..........................     6,167            545             6,712

PROPERTY AND EQUIPMENT, AT COST USING
   SUCCESSFUL EFFORTS METHOD FOR OIL AND GAS
   ACTIVITIES
     Oil and gas producing properties.......................   138,339         (9,588)(a)        128,751
     Unproven properties....................................     3,673             --              3,673
     Office equipment.......................................       547             --                547
     Accumulated, depreciation, depletion and
         amortization.......................................   (30,149)           747(a)         (29,402)
                                                              --------        -------          --------
                                                               112,410         (8,841)          103,569
PROPERTIES HELD FOR SALE AND OTHER..........................     6,543             --             6,543
                                                              --------        -------          --------
              Total assets..................................  $125,120       $ (8,296)         $116,824
                                                              ========       ========          ========
                     LIABILITIES AND
                    STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
       Accounts payable.....................................  $  7,455       $     --          $  7,455
       Canadian bank loan...................................    18,590             --            18,590
       Current portion of long-term debt....................    13,169         (4,235)            8,934
                                                              --------        -------          --------
              Total current liabilities.....................    39,214         (4,235)           34,979

LONG - TERM DEBT (LESS CURRENT PORTION).....................    60,273        (11,200)(A)        49,073
DEFERRED INCOME TAXES.......................................     7,204             --             7,204
STOCKHOLDERS' EQUITY
       Preferred stock......................................        --             --                --
       Common stock.........................................       129             --               129
       Additional paid-in capital...........................    30,852             --            30,852
       Accumulated other comprehensive loss.................    (1,535)            --            (1,535)
       Retained deficit ....................................   (10,965)         7,139(a)         (3,826)
       Less:  Treasury stock................................       (52)            --               (52)
                                                              --------        -------          --------
              Total stockholders' equity....................    18,429          7,139            25,568
                                                              --------        -------          --------
              Total liabilities and stockholders' equity....  $125,120       $ (8,296)         $116,824
                                                              ========       ========          ========


                       See accompanying notes to the unaudited pro forma consolidated financial statements.

                                                                 5

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                         SOUTHERN MINERAL CORPORATION
                      GIVING EFFECT TO THE PROPERTY SALES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                   (dollars in thousands, except share data)


Note 1 - Basis of Presentation

   The unaudited pro forma consolidated financial statements give effect to:

     (1) the sale of the Brushy Creek Field and Texan Gardens Field interests to ANR for $15,980.

     (2) the use of proceeds from the sale of Brushy Creek Field and Texan Gardens Field interests.

   These unaudited pro forma consolidated financial statements are not necessarily indicative of the results which would have actually been obtained had all the transactions referred to above occurred on such dates. They should be read in conjunction with the consolidated financial statements and related notes contained in the Quarterly Report on Form 10-Q for the period ended March 31, 1999 and the Annual Report on Form 10-K/A for the year ended December 31, 1998.

   The unaudited pro forma consolidated financial information has been prepared in accordance with published guidelines of the SEC regarding pro forma financial information. Neither KPMG LLP, our independent auditors, nor any other independent accountant or financial advisor, examined or performed any procedures with respect to the unaudited pro forma consolidated financial information, and they (1) express no opinion or any other form of assurances with respect to such information and (2) assume no responsibility for, and disclaim any association with, the unaudited pro forma consolidated financial information.

Note 2 - Adjustments

   The unaudited pro forma consolidated balance sheet presents the consolidated balance sheet of Southern Mineral as if the above transactions were consummated on March 31, 1999. The unaudited pro forma consolidated statements of operations present the consolidated statements of operations of Southern Mineral for the three-months ended March 31, 1999 and the year ended December 31, 1998, as if the above transactions had occurred on January 1, 1998. The unaudited pro forma consolidated statements of operations detail the elimination of revenues and costs related to sale and disposal of the Brushy Creek Field and Texan Gardens Field interests and the reduction in interest expense attributable to the sale of the Brushy Creek Field and Texan Gardens Field interests.

                         SOUTHERN MINERAL CORPORATION
                      GIVING EFFECT TO THE PROPERTY SALES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                   (dollars in thousands, except share data)

(a) Cash consideration received from ANR for the sale of Brushy Creek Field and Texan
      Gardens Field interests.........................................................................    $ 15,980

    Payment of debt...................................................................................     (15,435)
                                                                                                          --------
    Cash retained by Southern Mineral.................................................................    $    545
                                                                                                          ========
    Book value of properties sold.....................................................................    $ (9,588)
                                                                                                          --------
    Accumulated depreciation, depletion and amortization of properties sold...........................    $    747
                                                                                                          --------
    Payment of current portion of long-term debt......................................................    $ (4,235)
                                                                                                          --------
    Payment of long-term debt.........................................................................    $(11,200)
                                                                                                          --------
    Gain on sale of Brushy Creek Field and Texan Gardens Field interests, as follows:

    Cash consideration received from the ANR..........................................................    $ 15,980

    Book value of properties sold.....................................................................    $ (9,588)

    Accumulated depreciation, depletion and amortization of properties sold...........................    $    747
                                                                                                          --------
    Gain on sale properties...........................................................................    $  7,139
                                                                                                          ========
    Elimination of revenues related to properties sold for the year ended December 31, 1998...........    $   (467)
                                                                                                          --------
    Elimination of production expenses related to properties sold for the year ended
      December 31, 1998...............................................................................    $   (407)
                                                                                                          --------
    Elimination of depreciation, depletion and amortization related to properties sold for the year
      ended December 31, 1998.........................................................................    $   (393)
                                                                                                          --------
    Reduction in historical interest expense relating to the payment of debt for the year ended
      December 31, 1998...............................................................................    $  1,254
                                                                                                          --------
    Elimination of revenues related to properties sold for the three-months ended
      March 31, 1999...................................................................................   $   (467)
                                                                                                          --------
    Elimination of production expenses related to properties sold for the three-months ended
      March 31, 1999...................................................................................   $   (106)
                                                                                                          --------
    Elimination of depreciation, depletion and amortization related to properties sold for the
      three - months ended March 31, 1999.............................................................    $   (149)
                                                                                                          --------
    Reduction in historical interest expense relating to the payment of debt for three - months
      ended March 31, 1999............................................................................    $    299
                                                                                                          --------

(b) No adjustments for provision for income tax effects, as any current tax effect is offset by the change in the deferred tax asset valuation allowance recorded by Southern Mineral.

                                       7
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SOUTHERN MINERAL CORPORATION


Date: May 15, 2000                 By: /s/ MICHAEL E. LUTTRELL
                                       --------------------------
                                       Michael E. Luttrell
                                       Vice President-Finance and
                                       Chief Financial Officer